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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of WesBanco, Inc. of our report dated January 28, 1993 relating to the consolidated financial statements of WesBanco, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse

Pittsburgh, Pennsylvania
January 7, 1994